UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Suite 2800, Tampa, Florida	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

___________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 2, 2015, Sykes Enterprises, Incorporated issued a press release announcing its financial results for the three and nine months ended September 30, 2015. The press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibit is included with this Report:

Exhibit 99.1 Press release, dated November 2, 2015, announcing the financial results for the three and nine months ended September 30, 2015.

(Remainder of page intentionally left blank.)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ John Chapman
John Chapman
Executive Vice President and Chief Financial Officer

Date: November 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 2, 2015, announcing the financial results for the three and nine months ended September 30, 2015.